EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF OIL STATES INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13a — 14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934
     In connection with the Annual Report on Form 10-K for the annual period ended December 31, 2010 filed with the Securities and Exchange Commission (the Report), I, Cindy B. Taylor, President and Chief Executive Officer of Oil States International, Inc. (the Company), hereby certify, to the best of my knowledge, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cindy B. Taylor
Name:	Cindy B. Taylor
Date: February 22, 2011